STOCK REPURCHASE AGREEMENT
                           --------------------------

                         STRATEGIC SOLUTIONS GROUP, INC.
                         -------------------------------

         THIS STOCK REPURCHASE AGREEMENT is entered into as of this 15th day of August, 2001, between Strategic Solutions Group, Inc (the "Company"), a Delaware corporation, and Michael Damas ("Damas"), an individual resident in Maryland (individually, a "Party" and, collectively, "Parties").

                                   WITNESSETH

         WHEREAS, pursuant to a Stock Purchase Agreement dated March 6, 2000 between the Company and Damas ("Stock Purchase Agreement"), Damas purchased from the Company an aggregate of 1,250,000 shares of Common Stock of Company (the "Shares").

         WHEREAS, pursuant to a Registration Rights Agreement dated March 6, 2000 between the Company and Damas ("Registration Rights Agreement"), the Company has agreed to provide certain registration rights to Damas with respect to the Shares.

         WHEREAS, Damas desires to sell to the Company, and the Company has agreed to repurchase from Damas an aggregate of 750,000 shares of the Shares, of which 250,000 shares ("Repurchase Shares") will be effected upon the execution of this Agreement and an additional 500,000 shares ("Additional Shares") effected over a period of 15 months pursuant to the terms and conditions of a promissory note described herein.

         WHEREAS, the Parties hereto have agreed that it is in their mutual best interests for the Company to repurchase the Repurchase Shares and Additional Shares from Damas on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    SECTION I
                              THE REPURCHASE SHARES

A.   Agreement to Sell the  Repurchase  Shares.
     -----------------------------------------
     Subject to the terms and conditions herein set forth, Damas hereby sells, assigns, conveys, transfers and delivers to the Company, and the Company hereby purchases, accepts and acquires from Damas, all of the Repurchase Shares.

         1.    Purchase  Price.
               ----------------

               The purchase price for the Repurchase Shares (the "Purchase Price") shall be sixty thousand dollars ($60,000).

         2.    Deliveries, Closing and Conditions Precedent.
               --------------------------------------------

               (a) Damas' Deliveries. Damas hereby delivers to the Company (i) the stock certificate ("Certificate") representing the Shares, duly endorsed in blank for the transfer of the Repurchase Shares to the Company; and (ii) the Release set forth under Section III.C. below. As soon as practicable after the closing of the Repurchase Shares, the Company will deliver the Certificate to its stock transfer agent and instruct the agent to cancel the Certificate and issue new stock certificates in the name of Michael Damas as follows: (i) a stock certificate for 500,000 shares representing the remaining shares held by Damas and not subject to repurchase by the Company; (ii) 5 stock certificates each for 33,334 shares; and (iii) 10 stock certificates each for 33,333 shares. The new certificates will continue to bear a restrictive legend and will be delivered to Damas at the address set forth under the notice provisions of Section II.A.6. below.

               (b) Company's  Deliveries.  The Company hereby  delivers to Damas
          (i) the Purchase Price; and (ii) a promissory note in favor of Damas in the principal amount of $120,000 (the "Note") for the repurchase of the Additional Shares, as described under Section II below.

               (c)  Closing.  The  closing  of the  repurchase  and  sale of the
          Repurchase  Shares  under  this  Agreement   ("Closing")  shall  occur
          concurrently with the execution and delivery of this Agreement.

               (d) Conditions Precedent to Obligations of Company. The obligations of the Company under this Agreement are subject to the satisfaction of each of the following conditions: (a) the Company shall have received the Release duly executed by Damas; and the Company shall have received the Certificate representing the Shares, duly endorsed, in blank for the transfer of the Repurchase Shares to the Company.

               (e) Conditions Precedent to Obligations of Damas. The obligations of Damas under this Agreement are subject to the satisfaction of each of the following conditions: (i) the Company shall have delivered the Purchase Price to Damas; and (ii) Damas shall have received the Note duly executed by the Company.

               (f) Post-Closing Obligations of the Company. Commencing on the date of Closing, and at any time thereafter, the Company hereby covenants and agrees to promptly take any and all actions required under state and federal securities laws, including, without limitation, Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), to facilitate a sale or other allowable transfer by Damas of the Shares represented by the stock certificate issued to Damas in accordance with the provisions of Section I.A.2.(a)(i) above (the "Retained Shares"). Such actions shall include, without limitation, insuring that the reports and other information required under paragraph (c) of Rule 144 are timely filed or otherwise made available to the public, and delivering such consents, authorizations, calculations, representations and opinions, including legal opinions, as shall be required by Damas, the Company's Transfer Agent, any securities broker and/or any regulatory authority, to facilitate any proposed sale or allowable transfer of the Retained Shares by Damas. Additionally, commencing on March 6, 2002, and at any time thereafter, upon receiving the written request of Damas, the Company hereby covenants and agrees to promptly take any and all actions required under state and federal securities laws, including, without limitation, Rule 144(k) promulgated under the Act, to cause the restrictive legend to be removed from any stock certificate representing the Retained Shares, which actions shall include, without limitation, delivering such consents, authorizations, calculations, representations and opinions, including legal opinions, as shall be required by Damas, the Company's Transfer Agent, such securities broker and/or any regulatory authority, needed to facilitate the removal of such restrictive legend. All Post-Closing Obligations of the Company shall survive the Closing of the Repurchase Shares, the closings of the Additional Shares and the execution of the Release (as hereinafter defined) and shall remain in full force and effect.
          SECTION II THE ADDITIONAL SHARES

A.        Agreement to Sell the Additional  Shares.
          ----------------------------------------

          Damas agrees to sell, assign, convey, transfer and deliver tothe Company, and the Company agrees to purchase, accept and acquire from Damas, the Additional Shares pursuant to the terms and conditions set forth in this Section II and in the Note.

         1. Form of Payment and Purchase Price.
         --------------------------------------

          The Company will pay for the Additional Shares on a monthly basis in the form of monthly principal payments made under the Note, substantially in the form attached hereto as Exhibit A. The Note shall be in the aggregate principal sum of $120,000 representing the purchase price of the Additional Shares and shall bear interest at the rate of eight percent (8%) per annum.

         2. Monthly Purchase of the Additional Shares.
         ---------------------------------------------

          Subject to earlier cancellation or prepayment in accordance with Sections II.A.4. and II.A.5. below and other terms and conditions under the Note, the Company will make monthly principal payments to Damas in equal amounts and monthly interest over a period of 15 consecutive months. Each monthly principal payment by the Company under the Note shall be deemed payment for the repurchase of the proportionate number of Additional Shares as follows:

                        Monthly Principal                        Number of
                         Payment to Damas     Monthly        Additional Shares
           Due Date    (excluding interest)   Interest    Repurchased by Company

           09/15/01          $8,000           $800.00        33,334 shares
           10/15/01          $8,000           $746.67        33,334 shares
           11/15/01          $8,000           $693.33        33,334 shares
           12/15/01          $8,000           $640.00        33,334 shares
           01/15/02          $8,000           $586.67        33,334 shares
           02/15/02          $8,000           $533.33        33,333 shares
           03/15/02          $8,000           $480.00        33,333 shares
           04/15/02          $8,000           $426.67        33,333 shares
           05/15/02          $8,000           $373.33        33,333 shares
           06/15/02          $8,000           $320.00        33,333 shares
           07/15/02          $8,000           $266.67        33,333 shares
           08/15/02          $8,000           $213.33        33,333 shares
           09/15/02          $8,000           $160.00        33,333 shares
           10/15/02          $8,000           $106.67        33,333 shares
           11/15/02          $8,000           $  0.00        33,333 shares

         3. Deliveries on the Additional Shares.
         ---------------------------------------

          Within three (3) business days of receipt of each monthly principal and interest payment under the Note, Damas shall deliver to the Company a stock certificate representing the number of Additional Shares repurchased by the Company, dated and duly endorsed in blank for transfer to the Company.

         4. Cancellation of Note by Damas; Removal of Restrictive Legend.
         ----------------------------------------------------------------

               (a) Commencing on March 1, 2002, Damas shall have the option to cancel the Note, in whole and not in part, at any time, without penalties, provided, however, that:

                    (i) Damas shall provide prior written notice to the Company of the intent to cancel in advance of the intended cancellation; and

                    (ii) On or after March 2, 2002, the Company has not delivered to Damas a written notice of its intent to prepay the Note pursuant to
Section II.A.5. below.

               (b) Commencing on March 6, 2002, and at any time thereafter, upon cancellation of the Note by Damas in accordance with the provisions of Section II.A.4.a. above, and upon receiving the written request of Damas, the Company hereby covenants and agrees to promptly take any and all actions required under state and federal securities laws, including, without limitation, Rule 144(k) promulgated under the Act, to cause the restrictive legend to be removed from any stock certificate representing those Additional Shares then owned by Damas. Such actions shall include, without limitation, delivering such consents, authorizations, calculations, representations and opinions, including legal opinions, as shall be required by Damas, the Company's Transfer Agent, any securities broker and/or any regulatory authority, to facilitate removal of the restrictive legends from the stock certificates representing the Additional Shares in question. The obligations of the Company contained in this Section II.A.4(b) shall survive the Closing of the Repurchase Shares, the closings of the Additional Shares and the execution of the Release (as hereinafter defined) shall remain in full force and effect.

         5. Prepayment of Note by Company.
         ---------------------------------

Commencing on March 2, 2002, the Company shall have the option to prepay the indebtedness under the Note, in whole and not in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that:

               (a) Company shall provide prior written notice to Damas of the intent to prepay in advance of the intended prepayment; and

                    (b) Damas has not delivered to the Company a written notice of his intent to cancel the Note pursuant to Section II.A.4. above.

         6. Receipt of Notice.
         ---------------------
All notices hereunder may be provided by a Party to the other by any of the following methods:

               (a) in writing and mailed by first class certified or registered mail or by overnight courier with written confirmation of the time of delivery, addressed to:

         If to the Company:    Strategic Solutions Group, Inc.
                   -------     1598 Whitehall Road,  Suite E
                               Annapolis,  Maryland 21401
                               Attention:  Chief Executive Officer

                               With a copy to:
                               Powell, Goldstein, Frazer & Murphy, LLP
                               1001 Pennsylvania Avenue, N.W.
                               Washington, DC 20004
                               Attention: Joseph M. Berl, Esq.

         If to Damas:          Michael Damas
               -----           1A Chester Plaza
                               Chester, Maryland 21619

               (b) in writing and facsimiled to the other party with written confirmation of the date and time of delivery, as follows:

         If to the Company:    (410) 757-5094
                                --------------
                                With a copy to: (202)624-7222
                                Attention: Joseph M. Berl, Esq.

         If to Damas:          (410) 604-1528
               -----

               (c) by electronic means with a written confirmation of date and time of delivery, as follows: ----------

         If to the Company:    erniew@ssgi.net
                               With a copy to: jberl@pgfm.com

         If to Damas:          mike@chesterplaza.com

          In all cases above, notice may be delivered to such other address as either Party may from time to time designate to the other by written notice given at least five (5) days prior to the date such change becomes effective.

         7. Non-Negotiable.
           --------------
          The Note shall be non-negotiable. Damas may not assign any of his rightsunder the Note to any other party without the prior written consent of the Company.

                                   SECTION III
                         TERMINATION, WAIVER AND RELEASE

A.       Termination of Registration  Rights  Agreement.
         ----------------------------------------------

         By  signing  this  Agreement,   the  parties  hereby  agree  that  the
         Registration Rights Agreement shall be terminated as of the date hereof.

B.       Waiver.
         -------

         With respect to the Repurchase Shares, Damas hereby agrees to irrevocably waive any and all penalties, claims and payments that may have accrued under the Registration Rights Agreement and the Stock Purchase Agreement. With respect to the Additional Shares repurchased by the Company under Section II.A.2., Damas hereby agrees to irrevocably waive, from time to time, any and all penalties, claims and payments that may have accrued under the Registration Rights Agreement and the Stock Purchase Agreement as such shares are repurchased by the Company, provided, however, that in the event of the earlier cancellation or prepayment of the Note, such waiver shall apply to all of the Additional Shares.

C.       Release.
         --------
         Effective as of the date the Company completes its repurchase of the Additional Shares, or the ------- earlier cancellation or prepayment of the Note, whichever occurs earlier, Damas hereby agrees to release the Company (including its officers, directors, shareholders and representatives) from any and all claims or causes of action in accordance with a release agreement (the "Release"), substantially in the form attached hereto as ------- Exhibit B. ---------

                                   SECTION IV
                         REPRESENTATIONS AND WARRANTIES

A.       Damas represents and warrants in favor of the Company as follows:
         -----------------------------------------------------------------


          1. Damas is the legal and beneficial owner of the Repurchase Shares and Additional Shares, free and clear of all liens, charges, claims and encumbrances.

          2. Damas has not pledged all or any portion of the Repurchase Shares or Additional Shares as collateral for any loan, or entered into any other agreements which would restrict his right to sell the Repurchase Shares or Additional Shares to the Company in accordance with the provisions of this Agreement.

          3. There are no actions or proceedings pending or, to Damas' knowledge, threatened, involving Damas that might reasonably be expected to materially and adversely affect the validity of this Agreement.

          4. This Agreement has been duly executed and delivered by Damas and constitutes a legal, valid and binding obligation on him, enforceable against him in accordance with its respective terms.

          5. Neither the execution or delivery of this Agreement or the consummation of the transaction contemplated hereby will constitute or result in a default or violation of any indentures, leases, instruments, judgments, agreements, decrees or orders of any Court, or to Damas' knowledge, any law, ordinances, requirements or regulations which might reasonably be expected to materially and adversely affect the validity of this Agreement.

B.       The Company represents and warrants in favor of Damas as follows:
         -----------------------------------------------------------------

          1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          2. This Agreement has been duly and validly authorized, executed and delivered by the Company, and constitutes the Company's valid and binding obligation enforceable in accordance with it terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally.

          3. The purchase of the Repurchase Shares and/or Additional Shares by the Company, and the Company's compliance with all the provisions of this Agreement, will not conflict with, result in a breach of any term or provision of, constitute a default under, or result in the creation or imposition of, any lien, charge, or encumbrance upon any of the Company's property or assets pursuant to the terms of, any agreement or instrument which the Company is a party, by which the Company is bound, or to which the Company's property or assets is subject, nor will such action result in any violation of the Company's Articles of Incorporation or Bylaws, or of any applicable federal, state or local statute, order, rule or regulation.

          4. No authorization, qualification, approval or consent of any governmental authority or agency is necessary in connection with the purchase of the Repurchase Shares and/or Additional Shares by the Company.

                                    SECTION V
                                 INDEMNIFICATION

A.        By Damas.
          ---------
          All representations and warranties contained herein shall survive the Closing of the Repurchase Shares and closings of the Additional Shares and shall remain in full force and effect. Damas agrees to indemnify, defend and hold harmless the Company from and against all losses, damages, debts, claims, counterclaims, obligations, costs and expenses, deficiencies and liabilities of whatever nature, known or unknown (including, without limitation, interest, penalties, and reasonable attorneys' fees and expenses) (collectively, a "Loss"), asserted against, relating to, imposed upon or incurred by the Company arising out of, directly or indirectly, a material breach by Damas of any representation or warranty as contained herein.

B.        By the Company.
          ---------------

          All representations and warranties contained herein shall survive the Closing of the Repurchase Shares and closings of the Additional Shares and shall remain in full force and effect. The Company agrees to indemnify, defend and hold harmless Damas from and against all loss, damages, debts, claims, counterclaims, obligations, costs and expenses, deficiencies and liabilities of whatever nature, known or unknown (including, without limitation, interest, penalties, and reasonable attorneys' fees and expenses) (collectively, a "Loss"), asserted against, relating to, imposed upon or incurred by Damas arising out of, directly or indirectly, a material breach by the Company of any representation or warranty as contained herein.



                                   SECTION VI
                                  MISCELLANEOUS

A.        Governing Law.
          -------------

          This Agreement and all amendments, modifications, authorizations or supplements to this Agreement and the rights, duties, obligations and liabilities of the Parties under such documents will be determined in accordance with the applicable provisions of the laws of the State of Maryland, without reference to its doctrines or principles of conflicts of laws.

B.        Binding   Effect.
          ----------------

          This Agreement will be binding upon the Parties, their personal and legal representatives, guardians, successors and assigns. This Agreement will inure to the benefit of the Parties, their personal and legal representatives, guardians, successors and assigns.

C.        Assignment.
          ----------

          Neither Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other.

D.        Further  Documents.
          ------------------

          The Parties agree that they and each of them will take whatever action or actions as are deemed by their respective legal counsel to be reasonably necessary or desirable from time to time to effectuate the provisions or intent of this Agreement, and, to that end, the Parties agree that they will execute, acknowledge, seal and deliver any further instruments or documents that may be requested by their respective legal counsel to give force and effect to this Agreement or any of its provisions, or to carry out the intent of this Agreement or any of its provisions.

E.       Counterparts.
         ------------

          This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts taken together shall constitute one and the same instrument.

                                     [SIGNATURE PAGE FOLLOWS ON THE NEXT PAGE]

         IN WITNESS WHEREOF, this Stock Repurchase Agreement has been executed as of the date and year first above written and the undersigned parties by placing their signatures hereto agree to and adopt the terms hereof.

                         STRATEGIC SOLUTIONS GROUP, INC.



                         By:
                              ------------------------------------------------
                              Name: Ernest Wagner
                              Title: President and Chief Operating Officer




                              ------------------------------------------------
                              Michael Damas



                 [SIGNATURE PAGE TO STOCK REPURCHASE AGREEMENT]

                                                                       EXHIBIT A
                                                                       ---------

                                                                            NOTE
                                                                            ----

                                 PROMISSORY NOTE


THIS PROMISSORY NOTE (this "Note") is made by STRATEGIC SOLUTIONS GROUP, INC., a Delaware corporation ("Borrower") for the benefit of MICHAEL DAMAS ("Lender").

                                    RECITALS

         WHEREAS, pursuant to a Stock Purchase Agreement dated March 6, 2000 between Lender and Borrower ("Stock Purchase Agreement"), Lender purchased from Borrower an aggregate of 1,250,000 shares of Common Stock of Borrower (the "Shares").

         WHEREAS, pursuant to a Stock Repurchase Agreement dated as of even date hereof between Lender and Borrower ("Repurchase Agreement"), Borrower agreed to repurchase from Lender 750,000 shares of the Shares, of which 250,000 shares ("Repurchase Shares") will be effected as of the date hereof and 500,000 shares ("Additional Shares") to be effected over a period of 15 months pursuant to the terms of this promissory note.

         WHEREAS, pursuant to the Repurchase Agreement, Borrower agreed to issue Lender this promissory note in the principal amount of $120,000 with equal monthly principal and interest payments to be used by Borrower to repurchase the Additional Shares held by Lender, all subject to the terms and conditions provided in the Repurchase Agreement and herein.

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

$120,000                                                       August 15, 2001

         FOR VALUE RECEIVED, Borrower does hereby promise to pay to the order of Lender, with an address of 1A Chester Plaza, Chester, Maryland 21619, and at said address, the principal sum of ONE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS ($120,000), together with interest thereon as provided below.

         1. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of eight percent (8%) per annum from the date of this Note, and until all amounts outstanding under this Note have been paid in full. Interest will be calculated on the basis of a year consisting of 360 days and will be charged on the basis of the actual number of calendar days that the principal amount remained unpaid to Lender. Interest will accrue on the outstanding principal amount of this Note.

         2. Payments. Interest, principal and all other sums payable hereunder (collectively, the "Obligations") shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows:

                  (a) Principal payments in the amount of $8,000, together with interest on the unpaid balance of the principal amount, shall be paid monthly each consecutive month in accordance with Section 3 below.

                  (b) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable on November 15, 2002 (the "Maturity Date").

                  Lender will furnish Borrower with its current Taxpayer Identification Number so that Borrower may file any forms regarding the payment of interest as may be required by law.

         3. Monthly Purchase of the Additional Shares. Subject to earlier cancellation or prepayment in accordance with Sections 5 and 6 below, Borrower will make monthly principal payments to Lender in equal amounts and monthly interest over a period of 15 consecutive months. Each monthly principal and interest payment by the Borrower under the Note shall be deemed payment for the repurchase of the proportionate number of Additional Shares as follows:

                       Monthly Principal                      Number of
                       Payment to Damas      Monthly      Additional Shares
          Due Date    (excluding interest)   Interest   Repurchased by Company
          --------    --------------------   --------   ----------------------
          09/15/01          $8,000           $800.00        33,334 shares
          10/15/01          $8,000           $746.67        33,334 shares
          11/15/01          $8,000           $693.33        33,334 shares
          12/15/01          $8,000           $640.00        33,334 shares
          01/15/02          $8,000           $586.67        33,334 shares
          02/15/02          $8,000           $533.33        33,333 shares
          03/15/02          $8,000           $480.00        33,333 shares
          04/15/02          $8,000           $426.67        33,333 shares
          05/15/02          $8,000           $373.33        33,333 shares
          06/15/02          $8,000           $320.00        33,333 shares
          07/15/02          $8,000           $266.67        33,333 shares
          08/15/02          $8,000           $213.33        33,333 shares
          09/15/02          $8,000           $160.00        33,333 shares
          10/15/02          $8,000           $106.67        33,333 shares
          11/15/02          $8,000           $  0.00        33,333 shares

          4. Deliveries on the Additional Shares.
          ---------------------------------------

          Within three (3) business days of receipt of each monthly principal and interest payment under this Note, Lender shall deliver to the Borrower a stock certificate representing the number of Additional Shares repurchased by the Borrower, dated and duly endorsed in blank for transfer to the Borrower.

         5. Cancellation  of Note by Lender.
            -------------------------------

          Commencing on March 1, 2002, Lender shall have the option to cancel the Note, in whole and not in part, at any time, without penalties, provided, however, that:

               (a) Lender shall provide prior written notice to Borrower of the intent to cancel in advance of the intended cancellation; and

               (b) If on or after March 2, 2002, Borrower has not delivered to Lender a written notice of its intent to prepay the Note pursuant to
          Section 6 below.

          6. Prepayment of Note by Borrower.
          ----------------------------------

          Commencing on March 2, 2002, Borrower shall have the option to prepay the indebtedness under the Note, in whole and not in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that:

               (a) Borrower shall provide prior written notice to Lender of the intent to prepay in advance of the intended prepayment; and

               (b) If on or after March 1, 2002, Lender has not delivered to Borrower a written notice of his intent to cancel the Note pursuant to
          Section 5 above.

          7. Receipt of Notice.
          ---------------------

          All notices hereunder may be provided by a party to the other by any of the following methods:

               (a) in writing and mailed by first class certified or registered mail or by overnight courier with written confirmation of the time of delivery, addressed to:

         If to the Borrower:   Strategic Solutions Group, Inc.
                   --------    1598 Whitehall Road, Suite E
                               Annapolis, Maryland 21401
                               Attention: Chief Executive Officer

                               With a copy to:
                               Powell, Goldstein, Frazer & Murphy, LLP
                               1001 Pennsylvania Avenue, N.W.
                               Washington, DC 20004
                               Attention: Joseph M. Berl, Esq.

         If to Lender:         Michael Damas
               -------         1A Chester Plaza
                               Chester, Maryland 21619

                               With a copy to:
                               Simcox and Barclay, LLP
                               2661 Riva Road, Suite 820
                               Annapolis, Maryland 21401
                               Attention: David C. Barclay, Esq.

               (b) in writing and facsimiled to the other party with written confirmation of the date and time of delivery, as follows:

         If to the Borrower:   (410) 757-5094
                                -------------
                               With a copy to: (202)624-7222
                               Attention: Joseph M. Berl, Esq.

         If to Lender:         (410) 604-1528
                                -------------
                               With a copy to: (410)266-0813
                               Attention: David C. Barclay, Esq.

               (c) by electronic means with a written confirmation of date and time of delivery, as follows:

         If to the Borrower:   erniew@ssgi.net
                               With a copy to: jberl@pgfm.com

         If to Lender:         mike@chesterplaza.com
                               With a copy to: dcb@simcoxandbarclay.com

               In all cases above, notice may be delivered to such other address as either party may from time to time designate to the other by written notice given at least five (5) days prior to the date such change becomes effective.

          8. Application of Payments.
          ---------------------------

          All payments shall be applied first on account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal and purchase of the Additional Shares. For purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty
          (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to Lender.

          9. Default; Remedies.
          ---------------------

          If default be made in the performance of any covenant herein contained, or in the performance of any term, condition or covenant in the Repurchase Agreement, the Obligations, in their entirety, shall at once become due and payable at the option of Lender without further notice. Failure of Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

          10. Non-Negotiable.
          -------------------

          The Note shall be non-negotiable. Lender may not assign any of his rights xunder the Note to any other party without the prior written consent of Borrower.

          11. Attorneys' Fees.
          --------------------

          In the event, after any default by Borrower hereunder, counsel is employed by Lender to collect this obligation, Borrower hereby agrees to pay upon demand reasonable attorneys' fees, so incurred by Lender, and all other reasonable costs and expenses connected with the collection of the indebtedness evidenced hereby.

          12. Severability.
          -----------------

          In the event any provision (or any part of any provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

          13. Successors and Assigns.
           --------------------------

          This Note shall apply to and bind Borrower and Lender and each of their respective successors and permitted assigns.

         14.      Governing  Law.
                  --------------

          The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         15. Consent to Jurisdiction.
             -------------------------

          The Borrower irrevocably submits to the jurisdiction of the Circuit Court for Anne Arundel County, Maryland over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in such court and any claim that any such suit, action, or proceeding brought in such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

          16. WAIVER OF TRIAL BY JURY.
          ----------------------------

          THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

          THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

          17. CONFESSED JUDGMENT.
          -----------------------

          UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL SUM AND ACCRUED INTEREST THEREON; PROVIDED, HOWEVER, THAT IF THE LENDER'S ACTUAL ATTORNEYS' FEES EXCEED THIS AMOUNT, WHETHER BY REASON OF JUDGMENT BEING CONTESTED OR OTHERWISE, THE LENDER MAY RECOVER ALL SUCH FEES. IN THE EVENT THAT THE LENDER'S ACTUAL ATTORNEYS' FEES INCURRED IN COLLECTING ALL AMOUNTS DUE UNDER THIS NOTE ARE LESS THAN THE FOREGOING AMOUNT, THE LENDER SHALL REFUND TO THE BORROWER THE AMOUNT BY WHICH THE FOREGOING AMOUNT EXCEEDS THE ACTUAL AMOUNT OF THE LENDER'S ATTORNEYS' FEES. THE BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNTIED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOT IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

          WITNESS the execution hereof by Borrower on the date first hereinabove written, with the intent that this shall be deemed an instrument under seal.


                              BORROWER:

WITNESS/ATTEST:               STRATEGIC SOLUTIONS GROUP, INC.,
                              a Delaware corporation


                              By:                                       (SEAL)
-------------------------        --------------------------------------
Name:                            Name: Ernest Wagner
                                 Title: President and Chief Operating Officer







                       [SIGNATURE PAGE TO PROMISSORY NOTE]

                                                                       EXHIBIT B
                                                                       ---------

                                                                         RELEASE
                                                                         -------

                                     RELEASE

         As of the Effective Date (defined below), Michael Damas ("Damas") hereby agrees to forever release, dismiss and discharge Strategic Solutions Group, Inc (the "Company") its officers, directors, shareholders, employees, agents, predecessors, successors, assigns and transferees, from any and all now or hereafter existing actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities of whatever nature, known or unknown, resulting related to or arising out of, directly or indirectly, the Damas' investment in the Company, including the Stock Purchase Agreement and the Registration Rights Agreement. This Release is entered into by the undersigned for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

         The Effective Date shall be the date the Company completes its repurchase of the Additional Shares, or the earlier cancellation or prepayment of the Note, whichever occurs earlier (such capitalized terms as defined in the Stock Repurchase Agreement between the parties dated as of even date hereof). This Release shall be deemed automatically effective on the Effective Date without any further action by the parties.

         This 15th day of August, 2001.




                                        ------------------------------------
                                        Michael Damas